UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                          Date of Report April 10, 2003

                            BANK OF THE OZARKS, INC.
             (Exact name of registrant as specified in its charter)





(State of Incorporation)      (Commission File No.)    (IRS Employer I.D. No.)
       Arkansas                      0-22759                 71-0556208



             12615 Chenal Parkway
             Little Rock, Arkansas                                  72231
      (Address of Principal Executive Office)                    (Zip code)


        Registrant's telephone number, including area code: 501- 978-2265



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

99.1     Press Release Announcing First Quarter 2003 Earnings Report

Item 9. Regulation FD Disclosure

See Item 12. Results of Operations and Financial Condition

Item 12.  Results of Operations and Financial Condition.

The Registrant hereby furnishes its press release regarding First Quarter 2003 Earnings Report which is attached hereto as Exhibit 99.1 and incorporated herein by reference.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      BANK OF THE OZARKS, INC.
                                                      ------------------------
                                                           (Registrant)





Date:  April 10, 2003                                 /s/  Paul Moore
                                                      --------------------------
                                                      Paul Moore
                                                      Chief Financial Officer




  Exhibit No.      Document Description
  -----------      --------------------
     99.1          Press Release Announcing First Quarter 2003 Earnings Report


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